POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of
Patricia D. Horn and Stephen E. Merrill, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as a director and/or officer of OGE
Energy Corp. (the 'Company'), Forms 3, 4 and 5 in
accordance with Section 16(a) of the Securities Exchange
Act of 1934, as amended, and the rules and regulations
thereunder:

(2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4 or 5 and timely
file such form with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in his or her discretion.

The undersigned hereby grants to each attorney-in-fact
named above full power and authority to do and perform any and every act requisite, necessary or proper to be done in the
exercise of any of the rights and powers herein granted, as
fully as the undersigned could do it personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as
amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms
3, 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the Company, unless
earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 2nd day of March 2018.

/s/ Sarah R. Stafford, Pursuant to Power of Attorney being
filed herewith